EXHIBIT 21.1
LIST OF THE SUBSIDIARIES OF FELCOR LODGING TRUST INCORPORATED
(as of December 31, 2011)

	Name	State and Form of Organization
1	BHR Canada Tenant Company	Nova Scotia, Canada - Unlimited Liability Company

2	BHR Lodging Tenant Company	Delaware - Corporation

3	BHR Operations, L.L.C.	Delaware - Limited Liability Company

4	Brighton at Kingston Plantation, L.L.C.	Delaware - Limited Liability Company

5	DJONT Leasing, L.L.C.	Delaware - Limited Liability Company

6	DJONT Operations, L.L.C.	Delaware - Limited Liability Company

7	DJONT/Charlotte Leasing, L.L.C.	Delaware - Limited Liability Company

8	DJONT/CMB Buckhead Leasing, L.L.C.	Delaware - Limited Liability Company

9	DJONT/CMB Corpus Leasing, L.L.C.	Delaware - Limited Liability Company

10	DJONT/CMB Deerfield Leasing, L.L.C.	Delaware - Limited Liability Company

11	DJONT/CMB FCOAM, L.L.C.	Delaware - Limited Liability Company

12	DJONT/CMB New Orleans Leasing, L.L.C.	Delaware - Limited Liability Company

13	DJONT/CMB Orsouth Leasing, L.L.C.	Delaware - Limited Liability Company

14	DJONT/CMB SSF Leasing, L.L.C.	Delaware - Limited Liability Company

15	DJONT/EPT Leasing, L.L.C.	Delaware - Limited Liability Company

16	DJONT/EPT Manager, Inc.	Delaware - Corporation

17	DJONT/FCH Leasing, L.L.C.	Delaware - Limited Liability Company

18	DJONT/Indianapolis Leasing, L.L.C.	Delaware - Limited Liability Company

19	DJONT/JPM Atlanta ES Leasing, L.L.C.	Delaware - Limited Liability Company

20	DJONT/JPM Austin Leasing, L.P.	Delaware - Limited Partnership

21	DJONT/JPM Austin Tenant Co., L.L.C.	Delaware - Limited Liability Company

22	DJONT/JPM Boca Raton Leasing, L.L.C.	Delaware - Limited Liability Company

23	DJONT/JPM BWI Leasing, L.L.C.	Delaware - Limited Liability Company

24	DJONT/JPM Hospitality Leasing Holdco (SPE), L.L.C.	Delaware - Limited Liability Company

25	DJONT/JPM Hospitality Leasing (SPE), L.L.C.	Delaware - Limited Liability Company

26	DJONT/JPM Leasing, L.L.C.	Delaware - Limited Liability Company

27	DJONT/JPM Orlando Leasing, L.L.C.	Delaware - Limited Liability Company

28	DJONT/JPM Phoenix Leasing, L.L.C.	Delaware - Limited Liability Company

29	DJONT/JPM Wilmington Leasing, L.L.C.	Delaware - Limited Liability Company

30	E.S. Charlotte Limited Partnership	Delaware - Limited Partnership

31	E.S. North, an Indiana Limited Partnership	Indiana - Limited Partnership

32	EPT Atlanta-Perimeter Center Limited Partnership	Delaware - Limited Partnership

33	EPT Austin Limited Partnership	Delaware - Limited Partnership

34	EPT Kansas City Limited Partnership	Delaware - Limited Partnership

35	EPT Meadowlands Limited Partnership	Delaware - Limited Partnership

36	EPT Raleigh Limited Partnership	Delaware - Limited Partnership

37	FCH/DT BWI Holdings, L.P.	Delaware - Limited Partnership

38	FCH/DT BWI Hotel, L.L.C.	Delaware - Limited Liability Company

39	FCH/DT Holdings, L.P.	Delaware - Limited Partnership

40	FCH/DT Hotels, L.L.C.	Delaware - Limited Liability Company

41	FCH HH Knickerbocker Leasing, L.P.	Delaware - Limited Partnership

42	FCH HH Knickerbocker Owner, L.P.	Delaware - Limited Partnership

43	FCH/PSH, L.P.	Pennsylvania - Limited Partnership

44	FCH/SH Leasing, L.L.C.	Delaware - Limited Liability Company

45	FCH/SH Leasing II, L.L.C.	Delaware - Limited Liability Company

46	FelCor Canada Co.	Nova Scotia, Canada - Unlimited Liability Company

47	FelCor Canada Holding GP, L.L.C.	Delaware - Limited Liability Company

48	FelCor Canada Holding, L.P.	Delaware - Limited Partnership

49	FelCor Chat-Lem, L.L.C.	Delaware - Limited Liability Company

50	FelCor Copley Plaza Leasing, L.L.C.	Delaware - Limited Liability Company

51	FelCor Copley Plaza, L.L.C.	Delaware - Limited Liability Company

52	FelCor Eight Hotels, L.L.C.	Delaware - Limited Liability Company

53	FelCor Escrow Holdings, L.L.C.	Delaware - Limited Liability Company

54	FelCor Esmeralda (SPE), L.L.C.	Delaware - Limited Liability Company

55	FelCor Esmeralda Leasing (SPE), L.L.C.	Delaware - Limited Liability Company

56	FelCor Holdings Trust	Massachusetts - Business Trust

57	FelCor Hotel Asset Company, L.L.C.	Delaware - Limited Liability Company

58	FelCor Hotel Operating Company, L.L.C.	Delaware - Limited Liability Company

59	FelCor Lodging Holding Company, L.L.C.	Delaware - Limited Liability Company

60	FelCor Lodging Limited Partnership	Delaware - Limited Partnership

61	FelCor Napa Development, L.L.C.	Delaware - Limited Liability Company

62	FelCor Pennsylvania Company, L.L.C.	Delaware - Limited Liability Company

63	FelCor S-4 Hotels (SPE), L.L.C.	Delaware - Limited Liability Company

64	FelCor S-4 Leasing (SPE), L.L.C.	Delaware - Limited Liability Company

65	FelCor/St. Paul Hotel (SPE), L.L.C.	Delaware - Limited Liability Company

66	FelCor/St. Paul Leasing (SPE), L.L.C.	Delaware - Limited Liability Company

67	FelCor St. Pete (SPE), L.L.C.	Delaware - Limited Liability Company

68	FelCor St. Pete Leasing (SPE), L.L.C.	Delaware - Limited Liability Company

69	FelCor TRS Borrower 1, L.P.	Delaware - Limited Partnership

70	FelCor TRS Borrower GP 1, L.L.C.	Delaware - Limited Liability Company

71	FelCor TRS Borrower 4, L.L.C.	Delaware - Limited Liability Company

72	FelCor TRS Guarantor, L.P.	Delaware - Limited Partnership

73	FelCor TRS Guarantor GP, L.L.C.	Delaware - Limited Liability Company

74	FelCor TRS Holdings, L.L.C.	Delaware - Limited Liability Company

75	FelCor/Charlotte Hotel, L.L.C.	Delaware - Limited Liability Company

76	FelCor/CMB Buckhead Hotel, L.L.C.	Delaware - Limited Liability Company

77	FelCor/CMB Corpus Holdings, L.P.	Delaware - Limited Partnership

78	FelCor/CMB Corpus Hotel, L.L.C.	Delaware - Limited Liability Company

79	FelCor/CMB Deerfield Hotel, L.L.C.	Delaware - Limited Liability Company

80	FelCor/CMB Marlborough Hotel, L.L.C.	Delaware - Limited Liability Company

81	FelCor/CMB New Orleans Hotel, L.L.C.	Delaware - Limited Liability Company

82	FelCor/CMB Orsouth Holdings, L.P.	Delaware - Limited Partnership

83	FelCor/CMB Orsouth Hotel, L.L.C.	Delaware - Limited Liability Company

84	FelCor/CMB SSF Holdings, L.P.	Delaware - Limited Partnership

85	FelCor/CMB SSF Hotel, L.L.C.	Delaware - Limited Liability Company

86	FelCor/CSS Holdings, L.P.	Delaware - Limited Partnership

87	FelCor/CSS Hotels, L.L.C.	Delaware - Limited Liability Company

88	FelCor/CSS (SPE), L.L.C.	Delaware - Limited Liability Company

89	FelCor/Indianapolis Hotel, L.L.C.	Delaware - Limited Liability Company

90	FelCor/Iowa-New Orleans Chat-Lem Hotel, L.L.C.	Delaware - Limited Liability Company

91	FelCor/JPM Atlanta ES Hotel, L.L.C.	Delaware - Limited Liability Company

92	FelCor/JPM Austin Holdings, L.P.	Delaware - Limited Partnership

93	FelCor/JPM Austin Hotel, L.L.C.	Delaware - Limited Liability Company

94	FelCor/JPM Boca Raton Hotel, L.L.C.	Delaware - Limited Liability Company

95	FelCor/JPM BWI Hotel, L.L.C.	Delaware - Limited Liability Company

96	FelCor/JPM Hospitality Holdco (SPE), L.L.C.	Delaware - Limited Liability Company

97	FelCor/JPM Hospitality (SPE), L.L.C.	Delaware - Limited Liability Company

98	FelCor/JPM Hotels, L.L.C.	Delaware - Limited Liability Company

99	FelCor/JPM Orlando Hotel, L.L.C.	Delaware - Limited Liability Company

100	FelCor/JPM Phoenix Hotel, L.L.C.	Delaware - Limited Liability Company

101	FelCor/JPM Wilmington Hotel, L.L.C.	Delaware - Limited Liability Company

102	FelCor/LAX Holdings, L.P.	Delaware - Limited Partnership

103	FelCor/LAX Hotels, L.L.C.	Delaware - Limited Liability Company

104	FelCor/MM S-7 Holdings, L.P.	Delaware - Limited Partnership

105	FelCor/MM S-7 Hotels, L.L.C.	Delaware - Limited Liability Company

106	FelCor/New Orleans Annex, L.L.C.	Delaware - Limited Liability Company

107	FelCor/St. Paul Holdings, L.P.	Delaware - Limited Partnership

108	FelCor/Tysons Corner Hotel Company, L.L.C.	Delaware - Limited Liability Company

109	Grande Palms, L.L.C.	Delaware - Limited Liability Company

110	HI Chat-Lem/Iowa-New Orleans Joint Venture	Louisiana - General Partnership

111	Kingston Plantation Development Corp.	Delaware - Corporation

112	Knickerbocker Hotel Leasing GP, L.L.C.	Delaware - Limited Liability Company

113	Knickerbocker Hotel Leasing, L.L.C.	Delaware - Limited Liability Company

114	Knickerbocker Hotel Owner GP, L.L.C.	Delaware - Limited Liability Company

115	Knickerbocker Hotel Owner, L.L.C.	Delaware - Limited Liability Company

116	Los Angeles International Airport Hotel Associates, a Texas Limited Partnership	Texas - Limited Partnership

117	Lovefield Beverage Corporation	Texas - Corporation

118	Madison 237 Hotel Leasing, L.L.C.	Delaware - Limited Liability Company

119	Madison 237 Hotel, L.L.C.	Delaware - Limited Liability Company

120	Margate Towers at Kingston Plantation, L.L.C.	Delaware - Limited Liability Company

121	MHV Joint Venture	Texas - General Partnership

122	Napa Creek Residential, L.L.C.	Delaware - Limited Liability Company

123	Park Central Joint Venture	Texas - General Partnership

124	Plantation Laundry Services, L.L.C.	Delaware - Limited Liability Company

125	Promus/FCH Condominium Company, L.L.C.	Delaware - Limited Liability Company

126	Promus/FCH Development Company, L.L.C.	Delaware - Limited Liability Company

127	Promus/FelCor Hotels, L.L.C.	Delaware - Limited Liability Company

128	Promus/FelCor Lombard Venture	Illinois - General Partnership

129	Promus/FelCor Manager, Inc.	Delaware - Corporation

130	Promus/FelCor Parsippany Venture	New Jersey - General Partnership

131	Promus/FelCor San Antonio Venture	Texas - General Partnership

132	Royale Palms Rental, L.L.C.	Delaware - Limited Liability Company

133	Royalton 44 Hotel Leasing, L.L.C.	Delaware - Limited Liability Company

134	Royalton 44 Hotel, L.L.C.	Delaware - Limited Liability Company